Exhibit 4.1

XYLEM INC.,
as Issuer,
and
DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee
________________________
SIXTH SUPPLEMENTAL INDENTURE
Dated as of September 29, 2026
to
INDENTURE
Dated as of March 11, 2016
________________________
Relating to
$500,000,000 5.250% Senior Notes due 2029
$500,000,000 5.450% Senior Notes due 2032
$500,000,000 5.850% Senior Notes due 2037

SIXTH SUPPLEMENTAL INDENTURE
THIS SUPPLEMENTAL INDENTURE No. 6 (this “Supplemental Indenture No. 6”), dated as of September 29, 2026, is between XYLEM INC., an Indiana corporation (the “Company”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Trustee (the “Trustee”).
RECITALS
WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of March 11, 2016 between the Company and the Trustee (the “Original Indenture”), as amended and supplemented by a Supplemental Indenture No. 1 dated as of March 11, 2016 between the Company and the Trustee (“Supplemental Indenture No. 1”; the Original Indenture as so amended and supplemented, the “Base Indenture”; and the Base Indenture as further supplemented by this Supplemental Indenture No. 6, the “Indenture”), providing for the issuance from time to time of series of the Company’s Securities;
WHEREAS, Section 9.01(g) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the forms or terms of Securities of any series as permitted by Section 2.02 or Section 3.01 of the Base Indenture;
WHEREAS, pursuant to Section 3.01 of the Base Indenture, the Company wishes to provide for the issuance of three new series of Securities to be known respectively as its 5.250% Senior Notes due 2029 (the “2029 Notes”), its 5.450% Senior Notes due 2032 (the “2032 Notes”) and its 5.850% Senior Notes due 2037 (the “2037 Notes” and collectively with the 2029 Notes and the 2032 Notes, the “Notes”), the form and terms of each such series of Notes and the terms, provisions and conditions thereof to be as set forth in this Supplemental Indenture No. 6; and
WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture No. 6 and all requirements necessary to make this Supplemental Indenture No. 6 a valid, binding and enforceable instrument in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid, binding and enforceable obligations of the Company, have been done and performed, and the execution and delivery of this Supplemental Indenture No. 6 has been duly authorized in all respects.
NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Article 1
DEFINITIONS
Section 1.01.Relation to Base Indenture. This Supplemental Indenture No. 6 constitutes an integral part of the Base Indenture.
Section 1.02.Definition of Terms. For all purposes of this Supplemental Indenture No. 6:

(a)capitalized terms used herein without definition shall have the meanings set forth in the Base Indenture;
(b)a term defined anywhere in this Supplemental Indenture No. 6 has the same meaning throughout;
(c)the singular includes the plural and vice versa;
(d)headings are for convenience of reference only and do not affect interpretation; and
(e)the following terms have the meanings given to them in this Section 1.02(e):
“Acquisition” shall mean the proposed acquisition of the Cornell Pump and Roper Pump businesses from Indicor, LLC pursuant to the EPA.
“Business Day” shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.
“Change of Control” shall mean the occurrence of any one of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger, amalgamation, arrangement or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of the Company’s subsidiaries, taken as a whole, to one or more persons, other than to the Company or one of the Company’s subsidiaries; (2) the first day on which a majority of the members of the Company’s board of directors is not composed of directors who (a) were members of the Company’s board of directors on the issue date or (b) were nominated for election, elected or appointed to the Company’s board of directors with the approval of a majority of the directors who were members of the Company’s board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval by such directors of the Company’s proxy statement in which such member was named as a nominee for election as a director); (3) the consummation of any transaction including, without limitation, any merger, amalgamation, arrangement or consolidation the result of which is that any person becomes the beneficial owner, directly or indirectly, of more than 50% of the Company’s voting stock; (4) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding voting stock of the Company or of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s voting stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the voting stock of the surviving person immediately after giving effect to such transaction; or (5) the adoption of a plan relating to the Company’s liquidation or dissolution (other than the Company’s liquidation into a newly formed holding company). Notwithstanding the foregoing, a transaction described in clause (3) above will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company (which shall include a parent company) and (2)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as, and hold in substantially the same proportions as, the holders of the Company’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the then outstanding voting stock, measured by voting power, of such holding company. Following any such transaction, references in this definition to the Company shall be deemed to refer to such holding company. For the purposes of this definition, “person” and “beneficial owner” have the meanings used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
“Change of Control Offer” shall have the meaning set forth in Section 4.01(a).
“Change of Control Purchase Price” shall have the meaning set forth in Section 4.01(a).
“Change of Control Triggering Event” shall mean the occurrence of both a Change of Control and a Ratings Downgrade Event. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.
“EPA” shall mean the equity purchase agreement dated August 10, 2026, by and among the Company, Indicor, LLC, Flow Controls Holding, LLC, Xylem Water Solutions U.S.A., Inc., and, solely to the extent set forth therein, CD&R Tree Delaware Holdings, L.P., Project Pump Curve LLC, Indicor Holdings Management Feeder, LLC, CD&R Flow Controls Blocker I, LLC and CD&R Flow Controls Blocker II, LLC..
“Fitch” shall mean Fitch Inc.
“Global Note” shall have the meaning set forth in Section 2.04.
“Interest Payment Date” shall have the meaning set forth in Section 2.05(a).
“Maturity Date” shall mean September 28, 2029 in the case of the 2029 Notes, January 15, 2032 in the case of the 2032 Notes and January 15, 2037 in the case of the 2037 Notes.
“Moody’s” shall mean Moody’s Investors Service, Inc.
“Officer’s Certificate” means a certificate signed by any of the Chairman, Chief Executive Officer, Chief Financial Officer, any Senior Vice President or Vice President, the Treasurer, and any Assistant Treasurer of the Company, or by any other officer of the Company pursuant to any applicable Board Resolution, and delivered to the Trustee. All references in the Indenture to Officers’ Certificate shall be replaced by Officer’s Certificate.
“Par Call Date” shall mean, in the case of the 2029 Notes, August 28, 2029 (one month prior to their Maturity Date), in the case of the 2032 Notes, December 15, 2031 (one month prior to their Maturity Date) and, in the case of the 2037 Notes, October 15, 2036 (three months prior to their Maturity Date).
“Rating Agency” shall mean (1) each of Fitch, Moody’s and S&P; or (2) if any of Moody’s Fitch or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined under Section 3(a)(62) of the Exchange Act selected by the Company as a replacement Rating Agency for Moody’s, Fitch or S&P as the case may be.
“Ratings Downgrade Event” shall mean that the Notes cease to be rated equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or replacement Rating Agencies selected by the Company on any date, during the 60-day period commencing upon the earlier of (1) the first public announcement of the Change of Control or the Company’s intention to effect a Change of Control and (2) the consummation of such Change of Control, which period will be extended following consummation of a Change of Control for so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies. Unless at least one Rating Agency is providing a rating for the Notes at the commencement of any such period, the Notes will be deemed to have ceased to be rated as described above during such period.
“Redemption Date” shall mean, with respect to any redemption of the Notes, the date fixed for such redemption pursuant to the Indenture and such Notes.
“S&P” shall mean S&P Global Ratings, a division of S&P Global Inc.
“Special Mandatory Redemption” shall have the meaning set forth in Section 3.01(a).
“Special Mandatory Redemption Date” shall have the meaning set forth in Section 3.01(b).
“Special Mandatory Redemption End Date” shall have the meaning set forth in Section 3.01(a).
“Special Mandatory Redemption Event” shall have the meaning set forth in Section 3.01(a).
“Special Mandatory Redemption Notice” shall have the meaning set forth in Section 3.01(b).
“Special Mandatory Redemption Price” shall have the meaning set forth in Section 3.01(a).
“Treasury Rate” means, with respect to any Redemption Date for a series of the Notes, the yield applicable to such series of the Notes determined by the Company in accordance with the following two paragraphs.
The Treasury Rate applicable to a series of the Notes shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the relevant Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the relevant Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2)

if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the relevant Redemption Date.
If on the third Business Day preceding the relevant Redemption Date H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The terms “Company,” “Trustee,” “Indenture,” “Base Indenture,” “Supplemental Indenture No. 6,” “2029 Notes,” “2032 Notes,” “2037 Notes” and “Notes” shall have the respective meanings set forth in the preamble and recitals to this Supplemental Indenture No. 6.
Article 2
GENERAL TERMS AND CONDITIONS OF THE NOTES
Section 2.01.Designation and Principal Amount.
Section 2.02.The 2029 Notes may be issued from time to time upon receipt by the Trustee of an Authentication Order pursuant to Section 3.03 of the Base Indenture. The initial issue date shall be September 29, 2026. There is hereby authorized a series of Securities designated as the 5.250% Senior Notes due 2029 limited in aggregate principal amount to

$500,000,000 (except for additional Notes of such series authenticated and delivered in accordance with Section 3.01 of the Base Indenture and upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the Base Indenture).
Section 2.03.The 2032 Notes may be issued from time to time upon receipt by the Trustee of an Authentication Order pursuant to Section 3.03 of the Base Indenture. The initial issue date shall be September 29, 2026. There is hereby authorized a series of Securities designated as the 5.450% Senior Notes due 2032 limited in aggregate principal amount to $500,000,000 (except for additional Notes of such series authenticated and delivered in accordance with Section 3.01 of the Base Indenture and upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the Base Indenture).
Section 2.04.The 2037 Notes may be issued from time to time upon receipt by the Trustee of an Authentication Order pursuant to Section 3.03 of the Base Indenture. The initial issue date shall be September 29, 2026. There is hereby authorized a series of Securities designated as the 5.850% Senior Notes due 2037 limited in aggregate principal amount to $500,000,000 (except for additional Notes of such series authenticated and delivered in accordance with Section 3.01 of the Base Indenture and upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the Base Indenture).
Section 2.05.Maturity. The date upon which all outstanding principal of the 2029 Notes shall become due and payable, together with any accrued and unpaid interest thereon, is September 28, 2029. The date upon which all outstanding principal of the 2032 Notes shall become due and payable, together with any accrued and unpaid interest thereon, is January 15, 2032. The date upon which all outstanding principal of the 2037 Notes shall become due and payable, together with any accrued and unpaid interest thereon, is January 15, 2037.
Section 2.06.Payment and Appointment. Principal of, premium, if any, and interest on the Notes will be payable at the designated corporate trust office of the Paying Agent or, at the Company’s option, payment of interest may be made by check mailed to the holders of the Notes (each, a “Holder” and together, the “Holders”) at their respective addresses set forth in the register of Holders; provided that all payments of principal, premium, if any, and interest with respect to the Notes represented by one or more Global Notes deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the account of The Depository Trust Company, New York, New York (“DTC”) will be made through the facilities of the common depositary.
The Paying Agent, transfer agent and Security Registrar with respect to the Notes shall initially be the Trustee.
The Notes shall be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Section 2.07.Global Note. The Notes shall be issued initially in the form of one or more fully registered global notes (each, a “Global Note”) and such Global Notes shall be deposited with, or on behalf of DTC and registered in the name of Cede & Co., the nominee of DTC. Unless and until such Global Note is exchanged for Notes in certificated form, such Global Note may be transferred, in whole but not in part, and any payments on the Notes shall be made, only to DTC or another nominee of DTC, or to a successor DTC selected or approved by the Company or to a nominee of such successor depositary.

Section 2.08.Interest. (a) The 2029 Notes will bear interest at a rate of 5.250% per annum, the 2032 Notes will bear interest at a rate of 5.450% per annum and the 2037 Notes will bear interest at a rate of 5.850% per annum, each from September 29, 2026, or from the most recent date to which interest has been paid or provided for, payable semi-annually in arrears on March 28 and September 28 of each year, in the case of the 2029 Notes, and on January 15 and July 15 of each year, in the case of the 2032 Notes and the 2037 Notes (each, an “Interest Payment Date”), commencing on March 28, 2027 in the case of the 2029 Notes and January 15, 2027 in the case of the 2032 Notes and the 2037 Notes, to Holders of record at the close of business on the 15th calendar day (whether or not a Business Day) immediately preceding the Interest Payment Date; provided, however, that interest payable on the applicable Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the person to whom the principal of such Notes shall be payable.
(a)Interest payable on the Notes on any Interest Payment Date, Redemption Date or Maturity Date shall be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date falls on a day that is not a Business Day, the interest payment will be made on the next succeeding day that is a Business Day, but no additional interest will accrue as a result of the delay in payment. If the Maturity Date or any Redemption Date of the Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day.
Section 2.09.No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.
Section 2.10.No Guarantee. The Notes will not be guaranteed by any Person or Persons.
Article 3
REDEMPTION OF THE NOTES
Section 3.01.Special Mandatory Redemption. (a) If (i) the Company does not consummate the Acquisition on or prior to the later of (x) August 10, 2027 and (y) such later date to which the termination date under the EPA as in effect on the closing date of this offering may be amended in accordance with the terms thereof (such later date, the “Special Mandatory Redemption End Date”), (ii) on or prior to the Special Mandatory Redemption End Date, the EPA is terminated or (iii) the Company otherwise notifies the Trustee in writing that it will not pursue the consummation of the Acquisition (any such event being a “Special Mandatory Redemption Event”), then the Company will be required to redeem (a “Special Mandatory Redemption”) all of the Notes of each series at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Special Mandatory Redemption Date.
(a)The Company will deliver or cause to be delivered to the registered holders of the Notes (with a copy to the Trustee) a written notice of the Special Mandatory Redemption (a “Special Mandatory Redemption Notice”) within ten Business Days following the occurrence of a Special Mandatory Redemption Event. The Company may, by five (5) Business Days’ (or such shorter period as the Trustee may in its sole discretion agree) advance written notice to the Trustee (accompanied by an Officer’s Certificate to the Trustee’s satisfaction and a copy of the applicable Special Mandatory Redemption Notice (prepared by the Company at its cost and expense)), request that the Trustee provide such Special Mandatory Redemption Notice to each Holder of the Notes (in accordance with the procedures of DTC). The Special Mandatory Redemption Notice will set forth the date upon which the Notes will be redeemed (the “Special

Mandatory Redemption Date,” which date shall be no earlier than the third Business Day and no later than 30 days following the date of such notice).
(b)No later than 10:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company will deposit with the Trustee any amounts necessary to fund the redemption of the Notes at the applicable Special Mandatory Redemption Price. The Trustee shall use such amounts on deposit to pay the applicable Special Mandatory Redemption Price on the Special Mandatory Redemption Date, in accordance with the applicable procedures of DTC.
Section 3.02.Optional Redemption by Company. (a) Prior to the applicable Par Call Date, the Company may redeem the Notes of any series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of such series discounted to the relevant Redemption Date (assuming such Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points for the 2029 Notes, 10 basis points for the 2032 Notes and 15 basis points for the 2037 Notes less (b) interest accrued and unpaid to the relevant Redemption Date, and
(2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.
On or after the applicable Par Call Date for a series of Notes, the Company may redeem the Notes of such series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such Notes being redeemed plus accrued and unpaid interest thereon to the relevant Redemption Date.
(a)Unless the Company defaults in payment of the optional redemption price, on and after the Redemption Date, interest will cease to accrue on the applicable Notes or portions thereof called for redemption. On or before the Redemption Date, the Company shall deposit with the Paying Agent or set aside, segregate and hold in trust (if the Company is acting as Paying Agent), funds sufficient to pay the optional redemption price of, and accrued and unpaid interest on, such Notes to be redeemed on that Redemption Date.
The Company’s actions and determinations in determining the relevant redemption price shall be conclusive and binding for all purposes of this Section 3.02, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the relevant Redemption Date to each Holder of Notes to be redeemed.

Section 3.03.Selection of Securities to be Redeemed. In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair, subject, in the case of Global Notes, to the applicable procedures of DTC (or any successor depositary). No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of such depositary.
Section 3.04.Notice of Redemption. Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Company or another entity). If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the fifth business day immediately preceding the relevant Redemption Date.

Section 3.05.Rescission of Redemption. The Company shall notify Holders (with a copy to the Trustee) of any such rescission as soon as practicable, and in no case less than five (5) business days immediately preceding the relevant Redemption Date, after the Company determines that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent, in each case subject to policies and procedures of DTC (or any successor depositary). In any event, the Company shall provide written notice to Holders and the Trustee prior to the close of business on the fifth business day prior to the relevant Redemption Date if any such redemption has been rescinded or delayed. The Company may by five (5) business days (or such shorter period to which the Trustee may in its sole discretion agree) advance written notice to the Trustee (accompanied by an Officer’s Certificate to the Trustee’s satisfaction, and a copy of the written notice (prepared by the Company at its cost and expense) that such redemption has been rescinded or delayed) request that the Trustee provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given. Once notice of redemption is mailed or sent, subject to the satisfaction of any condition precedent provided in the notice of redemption, the Notes called for redemption will become due and payable on the Redemption Date and at the applicable redemption price as set forth in Section 3.02.
Section 3.06.No Other Redemption. Except as set forth in Section 3.01, Section 3.02 and Section 3.03, the Notes shall not be redeemable by the Company prior to the applicable Maturity Date. The provisions of this Article 3 shall supersede any conflicting provisions contained in Article 11 of the Base Indenture.
Article 4
CHANGE OF CONTROL TRIGGERING EVENT
Section 4.01.Change of Control Triggering Event. (a) If a Change of Control Triggering Event occurs with respect to a series of Notes, unless the Company has exercised its right to redeem the Notes of such series, the Company shall make an offer (the “Change of Control Offer”) to repurchase all or, at the Holder’s option, any part (equal to $2,000 or any multiple of $1,000 in excess thereof) of each Holder’s Notes of such series at 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of purchase (the “Change of Control Purchase Price”) in accordance with the procedures set forth in this Section 4.01.
(a)Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall make the Change of

Control Offer by mailing, or causing to be mailed, a notice to all Holders of Notes of such series (with a copy mailed to the Trustee) describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to such payment date.
(b)On the payment date of the Change of Control Purchase Price as specified in the notice, the Company shall, to the extent lawful:
(i)accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(ii)deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer; and
(iii)deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.
(c)The Paying Agent shall promptly mail to each Holder who properly tendered Notes pursuant to the Change of Control Offer, the Change of Control Purchase Price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.
(d)The Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In the event that such third party terminates or defaults on its offer, the Company shall make a Change of Control Offer treating the date of such termination or default as though it were the date of such Change of Control Triggering Event.
(e)The Company will not repurchase any Notes if there has occurred and is continuing on the relevant payment date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Purchase Price upon a Change of Control Triggering Event.
(f)The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provision of any such securities laws or regulations conflicts with the offer provisions in respect of a Change of Control of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under such offer provisions by virtue of any such conflict.

Article 5
[INTENTIONALLY OMITTED]
Article 6
FORM OF NOTES
Section 6.01.Form of Notes. The 2029 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit A hereto, with such changes therein as the officers of the Company executing the Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof. The 2032 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit B hereto, with such changes therein as the officers of the Company executing the Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof. The 2037 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit C hereto, with such changes therein as the officers of the Company executing the Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.
Article 7
ORIGINAL ISSUE OF NOTES
Section 7.01.Original Issue of Notes. 2029 Notes having an aggregate principal amount of $500,000,000, 2032 Notes having an aggregate principal amount of $500,000,000 and 2037 Notes having an aggregate principal amount of $500,000,000 (subject to provisions of the Base Indenture with respect to authentication and delivery of additional Notes in accordance with Section 3.01 of the Base Indenture and upon registration of transfer of, or in exchange for, or in lieu of, other Notes) may from time to time, upon execution of this Supplemental Indenture No. 6, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 3.03 of the Base Indenture without any further action by the Company (other than as required by the Base Indenture).
Article 8
MISCELLANEOUS
Section 8.01.Ratification of Indenture. The Base Indenture, as supplemented by this Supplemental Indenture No. 6, is in all respects ratified and confirmed, and this Supplemental Indenture No. 6 shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. All provisions included in this Supplemental Indenture No. 6 supersede any conflicting provisions included in the Base Indenture unless not permitted by law.
Section 8.02.Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture No. 6 or any of the terms or provisions hereof. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof. The Trustee accepts the amendments of the Base Indenture effected by this Supplemental Indenture, but on the terms and conditions set forth in the Base Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the proper authorization hereof by the Company by action or otherwise, (ii) the due execution hereof by the Company or (iii) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.
Section 8.03.Governing Law. THIS SUPPLEMENTAL INDENTURE NO. 6 AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 8.04.Separability Clause. In case any provision in this Supplemental Indenture No. 6 or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 8.05.Counterparts. This Supplemental Indenture No. 6 may be executed in any number of counterparts each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including those created or transmitted through a software platform or application, shall be deemed original signatures for purposes of this Supplemental Indenture No. 6 and all other related documents and all matters and agreements related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Supplemental Indenture No. 6 or any other related document or any instrument, agreement or document necessary for the consummation of the transactions contemplated by this Supplemental Indenture No. 6 or the other related documents or related hereto or thereto (including, without limitation, addendums, amendments, notices, instructions, communications with respect to the delivery of securities or the wire transfer of funds or other communications) (“Executed Documentation”) may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable laws, rules and regulations in effect from time to time applicable to the effectiveness and enforceability of electronic signatures. Any Executed Documentation accepted, executed or agreed to in conformity with such laws, rules and regulations will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto or thereto. When the Trustee acts on any Executed Documentation sent by electronic transmission, the Trustee will not be responsible or liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Executed Documentation, notwithstanding that such Executed Documentation (a) may not be an authorized or authentic communication of the party involved or in the form such party sent or intended to send (whether due to fraud, distortion or otherwise) or (b) may conflict with, or be inconsistent with, a subsequent written instruction or communication; it being understood and agreed that the Trustee shall conclusively presume that Executed Documentation that purports to have been sent by an authorized officer of a Person has been sent by an authorized officer of such Person. The party providing Executed Documentation through electronic transmission or otherwise with electronic signatures agrees to assume all risks arising out of such electronic methods, including, without limitation, the risk of the Trustee acting on unauthorized instructions and the risk of interception and misuse by third parties.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 6 to be duly executed as of the day and year first written above.

XYLEM INC.
By:	/s/ Christopher Peterson
Name: Christopher Peterson
Title: Senior Vice President, Chief Tax Officer, and Treasurer

[Signature Page to Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:	/s/ Chris Niesz
Name: Chris Niesz
Title: Director
By:	/s/ Carol Ng
Name: Carol Ng
Title: Vice President

EXHIBIT A
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, NEW YORK, NEW YORK (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
XYLEM INC.

5.250% Senior Notes due 2029
No. 1    $500,000,000
CUSIP: 98419M AQ3
ISIN: US98419MAQ33
XYLEM INC., a corporation organized and existing under the laws of Indiana (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. as nominee of the Depository Trust Company, the principal sum of $500,000,000, or such other amount as indicated on the Schedule of Increases or Decreases In Note attached hereto, on September 28, 2029 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest at a rate of 5.250% per annum from September 29, 2026, or from the most recent date to which interest has been paid or provided for, payable semi-annually in arrears on March 28 and September 28 of each year (each, an “Interest Payment Date”), commencing on March 28, 2027 to Holders of record at the close of business on the 15th calendar day (whether or not a Business Day) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the person to whom the principal of such Notes shall be payable.

Interest payable on the Notes on any Interest Payment Date, Redemption Date or Maturity Date shall be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date falls on a day that is not a Business Day, the interest payment will be made on the next succeeding day that is a Business Day, but no additional interest will accrue as a result of the delay in payment. If the Maturity Date or any Redemption Date of the Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-A-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

XYLEM INC.
By:
Name:
Title:
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS as Trustee
By:
Authorized Signatory

REVERSE OF NOTE
This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Original Indenture”), dated as of March 11, 2016, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee), as amended and supplemented by Supplemental Indenture No. 1, dated as of March 11, 2016, between the Company and the Trustee (“Supplemental Indenture No. 1”; the Original Indenture, as so amended and supplemented, the “Base Indenture”) and as further supplemented by Supplemental Indenture No. 6, dated as of September 29, 2026, between the Company and the Trustee (“Supplemental Indenture No. 6”; the Base Indenture as so further supplemented, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.
All terms used in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.
Principal of, premium, if any, and interest on the Notes will be payable at the office of the Paying Agent or, at the Company’s option, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders; provided that all payments of principal, premium, if any, and interest with respect to the Notes represented by one or more Global Notes deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the account of The Depository Trust Company, New York, New York (“DTC”) will be made through the facilities of the common depositary.
The Paying Agent, transfer agent and Security Registrar with respect to the Notes shall initially be the Trustee.
The Notes shall be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
The Notes of this series are not entitled to the benefit of any sinking fund.
If (i) the Company does not consummate the Acquisition on or prior to the later of (x) August 10, 2027 and (y) such later date to which the termination date under the EPA as in effect on the closing date of this offering may be amended in accordance with the terms thereof (such later date, the “Special Mandatory Redemption End Date”), (ii) on or prior to the Special Mandatory Redemption End Date, the EPA is terminated or (iii) the Company otherwise notifies the Trustee in writing that it will not pursue the consummation of the Acquisition (any such event being a “Special Mandatory Redemption Event”), then the Company will be required to redeem (a “Special Mandatory Redemption”) all of the Notes of each series at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Special Mandatory Redemption Date.
Prior to August 28, 2029, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the Redemption Date (assuming the Notes matured on August 28, 2029) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued and unpaid to the Redemption Date, and
(2) 100% of the principal amount of the Notes to be redeemed, plus, accrued and unpaid interest thereon to the Redemption Date.
On or after August 28, 2029, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.
If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes, the Company shall make an offer (the “Change of Control Offer”) to repurchase all or, at the Holder’s option, any part (equal to $2,000 or any multiple of $1,000 in excess thereof) of each Holder’s Notes at 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of purchase (the “Change of Control Purchase Price”) in accordance with the procedures set forth herein and in Supplemental Indenture No. 6.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall make the Change of Control Offer by mailing, or causing to be mailed, a notice to all Holders of Notes (with a copy mailed to the Trustee) describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to such payment date.
On the payment date of the Change of Control Purchase Price as specified in the notice, the Company shall, to the extent lawful:
(i) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer; and
(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.
The Paying Agent shall promptly mail to each Holder who properly tendered Notes pursuant to the Change of Control Offer, the Change of Control Purchase Price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.
The Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In the event that such third party terminates or defaults on its offer, the Company shall make a Change of Control Offer treating the date of such termination or default as though it were the date of such Change of Control Triggering Event.
The Company will not repurchase any Notes if there has occurred and is continuing on the relevant payment date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Purchase Price upon a Change of Control Triggering Event.
The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.
If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes of each series affected thereby and at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 3.06, 9.06 and 11.07 of the Base Indenture.
Prior to due presentment of this Note for registration of transfer, and except as provided for in the Indenture, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Notes of this series are issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: ______________

Signature:

Signature Guarantee

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE
The initial principal amount of this Note is $500,000,000. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, NEW YORK, NEW YORK (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
XYLEM INC.

5.450% Senior Notes due 2032
No.1    $500,000,000
CUSIP: 98419M AR1
ISIN: US98419MAR16
XYLEM INC., a corporation organized and existing under the laws of Indiana (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. as nominee of the Depository Trust Company, the principal sum of $500,000,000, or such other amount as indicated on the Schedule of Increases or Decreases In Note attached hereto, on January 15, 2032 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest at a rate of 5.450% per annum from September 29, 2026, or from the most recent date to which interest has been paid or provided for, payable semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), commencing on January 15, 2027 to Holders of record at the close of business on the 15th calendar day (whether or not a Business Day) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the person to whom the principal of such Notes shall be payable.

Interest payable on the Notes on any Interest Payment Date, Redemption Date or Maturity Date shall be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date falls on a day that is not a Business Day, the interest payment will be made on the next succeeding day that is a Business Day, but no additional interest will accrue as a result of the delay in payment. If the Maturity Date or any Redemption Date of the Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

XYLEM INC.
By:
Name:
Title:
By:
Name :
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS as Trustee
By:
Authorized Signatory

REVERSE OF NOTE
This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Original Indenture”), dated as of March 11, 2016, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee), as amended and supplemented by Supplemental Indenture No. 1, dated as of March 11, 2016, between the Company and the Trustee (“Supplemental Indenture No. 1”; the Original Indenture, as so amended and supplemented, the “Base Indenture”) and as further supplemented by Supplemental Indenture No. 6, dated as of September 29, 2026, between the Company and the Trustee (“Supplemental Indenture No. 6”; the Base Indenture as so further supplemented, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.
All terms used in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.
Principal of, premium, if any, and interest on the Notes will be payable at the office of the Paying Agent or, at the Company’s option, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders; provided that all payments of principal, premium, if any, and interest with respect to the Notes represented by one or more Global Notes deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the account of The Depository Trust Company, New York, New York (“DTC”) will be made through the facilities of the common depositary.
The Paying Agent, transfer agent and Security Registrar with respect to the Notes shall initially be the Trustee.
The Notes shall be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
The Notes of this series are not entitled to the benefit of any sinking fund.
If (i) the Company does not consummate the Acquisition on or prior to the later of (x) August 10, 2027 and (y) such later date to which the termination date under the EPA as in effect on the closing date of this offering may be amended in accordance with the terms thereof (such later date, the “Special Mandatory Redemption End Date”), (ii) on or prior to the Special Mandatory Redemption End Date, the EPA is terminated or (iii) the Company otherwise notifies the Trustee in writing that it will not pursue the consummation of the Acquisition (any such event being a “Special Mandatory Redemption Event”), then the Company will be required to redeem (a “Special Mandatory Redemption”) all of the Notes of each series at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Special Mandatory Redemption Date.
Prior to December 15, 2031, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the Redemption Date (assuming the Notes matured on December 15, 2031) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued and unpaid to the Redemption Date, and
(2) 100% of the principal amount of the Notes to be redeemed, plus, accrued and unpaid interest thereon to the Redemption Date.
On or after December 15, 2031, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.
If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes, the Company shall make an offer (the “Change of Control Offer”) to repurchase all or, at the Holder’s option, any part (equal to $2,000 or any multiple of $1,000 in excess thereof) of each Holder’s Notes at 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of purchase (the “Change of Control Purchase Price”) in accordance with the procedures set forth herein and in Supplemental Indenture No. 6.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall make the Change of Control Offer by mailing, or causing to be mailed, a notice to all Holders of Notes (with a copy mailed to the Trustee) describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to such payment date.
On the payment date of the Change of Control Purchase Price as specified in the notice, the Company shall, to the extent lawful:
(i) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
B-B-6

(ii) deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer; and
(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.
The Paying Agent shall promptly mail to each Holder who properly tendered Notes pursuant to the Change of Control Offer, the Change of Control Purchase Price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.
The Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In the event that such third party terminates or defaults on its offer, the Company shall make a Change of Control Offer treating the date of such termination or default as though it were the date of such Change of Control Triggering Event.
The Company will not repurchase any Notes if there has occurred and is continuing on the relevant payment date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Purchase Price upon a Change of Control Triggering Event.
The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.
If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes of each series affected thereby and at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
B-B-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 3.06, 9.06 and 11.07 of the Base Indenture.
Prior to due presentment of this Note for registration of transfer, and except as provided for in the Indenture, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Notes of this series are issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

B-B-8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: ______________

Signature:

Signature Guarantee

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE
The initial principal amount of this Note is $500,000,000. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, NEW YORK, NEW YORK (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
XYLEM INC.

5.850% Senior Notes due 2037
No.1    $500,000,000
CUSIP: 98419M AS9
ISIN: US98419MAS98
XYLEM INC., a corporation organized and existing under the laws of Indiana (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. as nominee of the Depository Trust Company, the principal sum of $500,000,000, or such other amount as indicated on the Schedule of Increases or Decreases In Note attached hereto, on January 15, 2037 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest at a rate of 5.850% per annum from September 29, 2026, or from the most recent date to which interest has been paid or provided for, payable semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), commencing on January 15, 2027 to Holders of record at the close of business on the 15th calendar day (whether or not a Business Day) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the person to whom the principal of such Notes shall be payable.

Interest payable on the Notes on any Interest Payment Date, Redemption Date or Maturity Date shall be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date falls on a day that is not a Business Day, the interest payment will be made on the next succeeding day that is a Business Day, but no additional interest will accrue as a result of the delay in payment. If the Maturity Date or any Redemption Date of the Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

XYLEM INC.
By:
Name:
Title:
By:
Name :
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS as Trustee
By:
Authorized Signatory

REVERSE OF NOTE
This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Original Indenture”), dated as of March 11, 2016, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee), as amended and supplemented by Supplemental Indenture No. 1, dated as of March 11, 2016, between the Company and the Trustee (“Supplemental Indenture No. 1”; the Original Indenture, as so amended and supplemented, the “Base Indenture”) and as further supplemented by Supplemental Indenture No. 6, dated as of September 29, 2026, between the Company and the Trustee (“Supplemental Indenture No. 6”; the Base Indenture as so further supplemented, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.
All terms used in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.
Principal of, premium, if any, and interest on the Notes will be payable at the office of the Paying Agent or, at the Company’s option, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders; provided that all payments of principal, premium, if any, and interest with respect to the Notes represented by one or more Global Notes deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the account of The Depository Trust Company, New York, New York (“DTC”) will be made through the facilities of the common depositary.
The Paying Agent, transfer agent and Security Registrar with respect to the Notes shall initially be the Trustee.
The Notes shall be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
The Notes of this series are not entitled to the benefit of any sinking fund.
If (i) the Company does not consummate the Acquisition on or prior to the later of (x) August 10, 2027 and (y) such later date to which the termination date under the EPA as in effect on the closing date of this offering may be amended in accordance with the terms thereof (such later date, the “Special Mandatory Redemption End Date”), (ii) on or prior to the Special Mandatory Redemption End Date, the EPA is terminated or (iii) the Company otherwise notifies the Trustee in writing that it will not pursue the consummation of the Acquisition (any such event being a “Special Mandatory Redemption Event”), then the Company will be required to redeem (a “Special Mandatory Redemption”) all of the Notes of each series at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Special Mandatory Redemption Date.
Prior to October 15, 2036, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the Redemption Date (assuming the Notes matured on October 15, 2036) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued and unpaid to the Redemption Date, and
(2) 100% of the principal amount of the Notes to be redeemed, plus, accrued and unpaid interest thereon to the Redemption Date.
Section 8.06.On or after October 15, 2036, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.
If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes, the Company shall make an offer (the “Change of Control Offer”) to repurchase all or, at the Holder’s option, any part (equal to $2,000 or any multiple of $1,000 in excess thereof) of each Holder’s Notes at 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of purchase (the “Change of Control Purchase Price”) in accordance with the procedures set forth herein and in Supplemental Indenture No. 6.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall make the Change of Control Offer by mailing, or causing to be mailed, a notice to all Holders of Notes (with a copy mailed to the Trustee) describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to such payment date.
On the payment date of the Change of Control Purchase Price as specified in the notice, the Company shall, to the extent lawful:
(i) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
C-C-6

(ii) deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer; and
(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.
The Paying Agent shall promptly mail to each Holder who properly tendered Notes pursuant to the Change of Control Offer, the Change of Control Purchase Price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.
The Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In the event that such third party terminates or defaults on its offer, the Company shall make a Change of Control Offer treating the date of such termination or default as though it were the date of such Change of Control Triggering Event.
The Company will not repurchase any Notes if there has occurred and is continuing on the relevant payment date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Purchase Price upon a Change of Control Triggering Event.
The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.
If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes of each series affected thereby and at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
C-C-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 3.06, 9.06 and 11.07 of the Base Indenture.
Prior to due presentment of this Note for registration of transfer, and except as provided for in the Indenture, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Notes of this series are issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

C-C-8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: ______________

Signature:

Signature Guarantee

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE
The initial principal amount of this Note is $500,000,000. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

C-11